Magnolia Oil & Gas Second Quarter 2022 Earnings Presentation August 3, 2022 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may, believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law, Magnolia disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Magnolia cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia, incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are subject to the following factors: (i) the economic effects of the COVID-19 pandemic and actions taken by federal, state and local governments and other third parties in response to the pandemic; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; (v) geopolitical and business conditions in key regions of the world; and (vi) the possibility that Magnolia may be adversely affected by other economic, business, and/or competitive factors, including inflation. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact Magnolia's operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on February 17, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON-GAAP FINANCIAL MEASURES This presentation includes non-GAAP financial measures, including adjusted net income, free cash flow, EBITDAX, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. Adjusted EBITDAX should not be considered an alternative to, or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be unaffected by unusual or non-recurring terms. As performance measures, adjusted net income, adjusted EBITDAX, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure, management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling and completion activities, fund acquisitions, and service debt. Our presentation of adjusted net income, adjusted EBITDAX, free cash flow, adjusted cash operating costs and adjusted cash operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 13, adjusted EBITDAX reconciliation is shown on page 14 of the presentation, adjusted net income is shown on page 15, and adjusted cash operating costs and adjusted cash operating margin reconciliations are shown on page 9. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications, governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Second Quarter 2022 Key Financial Metrics 3 Key Financial Metrics 2Q22 2Q21 % Change Adjusted net income ($ MM)(1) $294 $135 117% Diluted EPS (GAAP) $1.32 $0.48 175% Operating income margin % 68% 51% 17% Total production (Mboe/d) 74.2 64.9 14% Giddings & Other production (Mboe/d) 44.1 36.2 22% Adjusted EBITDAX ($ MM) (1) $393 $195 102% D&C capex ($ MM) $122 $54 127% D&C capex as a % of adjusted EBITDAX 31% 28% 3% Free cash flow ($ MM) (1) $251 $134 87% Cash balance as of period end ($ MM) $502 $190 164% Weighted average diluted shares outstanding (MM) (2) 222 242 -8% • Stronger year-over-year product prices combined with higher production volumes resulted in significantly improved financial metrics across the board compared to the prior year period. • Based on strong well results from both of our assets, ongoing efficiencies and improved cycle times, as well as higher non-operated activity, we are raising our expectations for full-year 2022 production growth to between 12 and 14 percent compared to 2021. • Generated $251 million of free cash flow and 68% Operating Income margins in 2Q22. • Transitioned to a quarterly base dividend from a semi-annual dividend with an initial quarterly rate of $0.10 per share, representing a 43% annualized increase from 2021. • During 2Q22, we repurchased a total of 4.1 million shares reducing our total diluted outstanding shares by 8% from Q2 2021 levels. (1) Adjusted net income, adjusted EBITDAX and Free Cash Flow are non-GAAP measures. For a reconciliation of the most comparable GAAP measure see pages 15,14, and 13. (2) Weighted average total shares outstanding include diluted weighted average shares of Class A Common Stock outstanding during the period and shares of Class B Common Stock, which are anti-dilutive in the calculation of weighted average number of common shares outstanding.

2Q 2022 QTD Cash Flow Reconciliation 346 362 21 102 123 502 0 100 200 300 400 500 600 700 800 Cash 3/31/22 Cash Flow from Operations Changes in Working Capital and Other Common Stock Repurchases D&C and Facilities Capital Cash 6/30/22 (1) (3)(2) (4) (In millions) (1) Cash flow from operations before changes in working capital (2) Includes $28MM change in working capital including capital accruals and offset by a $7 MM change in other investing and financing items (3) Includes $48 MM Class A Common Stock and $54 MM Class B Common Stock. (4) D&C capital of $123 million includes $11 million of capital activities that have been accrued but not yet paid. 4

Share Repurchase Summary Through 2Q 2022 5 Share Reduction Summary (Million Shares) • Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 22.0(1) million shares of Class A common stock as well as 24.9 million shares of Class B common stock, for a total reduction of 46.9 million shares, or approximately 18% of the diluted shares outstanding as of the authorization date. ‒ Repurchased 4.1 MM shares during 2Q22. • Magnolia plans to continue to opportunistically repurchase at least 1% of the total shares outstanding each quarter. • There are 12.3 million shares remaining under the current share repurchase authorization. (1) Class A share reduction includes 3.6 million non-compete shares that were paid in cash in lieu of stock in 2021. (1)

Magnolia Oil & Gas – Differentiated Dividend Framework 6 • We are moving to a quarterly dividend, from a semi-annual dividend, with an initial quarterly rate of $0.10 per share, a 43% annualized increase from 2021. • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan and demonstrates the quality of our assets. • Our approach is meant to appeal to long-term investors who seek dividend safety, moderate and regular dividend growth, and a dividend that is paid out of actual earnings. • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product price environment ($55 oil and $3.50 natural gas), and within our current cost structure. • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise while providing a secure and growing dividend. Dividend Principles  Secure & Sustainable – Dividend is safe, and supported by our strong balance sheet, prudent spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of earnings generated by the business, and will not exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these regular dividend payments to grow annually based on execution of our plan, which includes moderate production growth and share reduction $0.28/share $0.40/share 2021 2022 43% Increase

Magnolia Oil & Gas – Summary Balance Sheets 7 (in thousands) June 30, 2022 December 31, 2021 Cash $501,891 $366,982 Current assets 248,589 150,936 Property, plant and equipment, net 1,319,577 1,216,087 Other assets 16,733 12,737 Total assets $2,086,790 $1,746,742 Current liabilities $333,027 $218,545 Long-term debt, net 389,216 388,087 Other long-term liabilities 95,990 94,861 Total equity 1,268,557 1,045,249 Total liabilities and equity $2,086,790 $1,746,742

$400 $450 2022 2023 2024 2025 2026 2Q 2022 Capital Structure and Liquidity Overview 8 Capital Structure Overview • Maintaining low financial leverage profile ‒ Currently have a net cash position of $102 MM ‒ Net Debt / Q2 Annualized adjusted EBITDAX of -0.1x • Current Liquidity of $952 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026 Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest. Capitalization & Liquidity ($MM) Borrowing Base Credit Facility Borrowings (as of 6/30/22) $0 6.00% Senior Unsecured Notes Capitalization Summary As of 6/30/2022 Cash and Cash Equivalents $502 Revolving Credit Facility $0 6.00% Senior Notes Due 2026 $400 Total Principal Debt Outstanding $400 Total Equity (2) $1,269 Net Debt / Q2 Annualized Adjusted EBITDAX -0.1x Net Debt / Total Book Capitalization -6% Liquidity Summary As of 6/30/2022 Cash and Cash Equivalents $502 Credit Facility Availability $450 Liquidity (1) $952

$ / Boe, unless otherwise noted For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Revenue $71.78 $42.64 Total Cash Operating Costs: Lease Operating Expenses (1) (4.78) (3.70) Gathering, Transportation & Processing (2.43) (1.74) Taxes Other Than Income (4.06) (2.34) Exploration Expenses (0.50) (0.01) General & Administrative Expenses (2) (2.27) (3.61) Total Adjusted Cash Operating Costs (3) (14.04) (11.40) Adjusted Cash Operating Margin (3) $57.74 $31.24 Margin % 80% 73% Non-Cash Costs: Depreciation, Depletion, and Amortization (8.48) (7.33) Asset Retirement Obligations Accretion (0.12) (0.24) Amortization on Intangible Assets - (1.22) Non-cash stock-based compensation (0.52) (0.60) Total non-cash expenses (9.12) (9.39) Operating Income Margin $48.62 $21.85 Margin % 68% 51% Magnolia Oil & Gas – Margin and Cost Structure 9 (1) Lease operating expenses exclude non-cash stock based compensation of $0.3 MM, or $0.05 per boe, and $0.1 MM, or $0.02 per boe, for the quarters ended June 30, 2022 and 2021, respectively. (2) General and administrative expenses exclude non-cash stock based compensation of $3.2 MM, or $0.47 per boe, and $3.4 MM, or $0.58 per boe, for the quarters ended June 30, 2022 and 2021, respectively. (3) Adjusted cash operating costs and adjusted cash operating margin are non-GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” ∆ $29.14/boe ∆ $2.64/boe ∆ $26.77/boe

Commitment to Sustainability 10 ENVIRONMENTAL SOCIAL GOVERNANCE Air Emissions Reduced our 2021 GHG intensity rate by 9.5% compared to 2020, following an 8.2% reduction in 2019 Flaring Do not conduct routine flaring; reduced our 2021 gas flared as a percent of total production by 72% compared to 2019 Fugitive Emissions Integrate vapor recovery towers and units into storage tanks to minimize fugitive emissions Surface Impacts Use pad drilling to significantly reduce surface acreage needed for operations Groundwater Routinely install 7 alternating layers of steel and cement as a barrier between wellbores and groundwater Workforce Health & Safety Have not recorded a fatal accident in connection with our operations since the company’s inception Training In 2021, full-time field employees each received an average of 37 hours of safety training Diversity As of December 31, 2021, 26% of our employees were women (38% in our Houston corporate office) and 31% identified as a member of a minority group, as defined by the U.S. EEOC(1) Compensation In 2021, every Magnolia employee received a minimum of 1,000 shares under our long-term incentive program Workplace Flexibility We offer a workplace flexibility program to eligible employees who can work from home effectively Board Independence 71% of board members are independent Board Diversity 29% of board members are women; 14% identify as a member of a minority group Executive Compensation Ratio of 2021 Chief Executive Officer’s compensation to median employee’s compensation was 2.14 to 1 Say-on-Pay More than 92% of stockholders approved say-on-pay at 2022 Annual Meeting of Stockholders Oversight Expanded the duties of our Nominating and Corporate Governance Committee to include formal oversight of ESG policies and practices Magnolia 2022 Sustainability Report is Available on Our Website Under the Sustainability Tab (1) U.S. Equal Employment Opportunity Commission

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~450,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics	
Trading Symbol (NYSE)	MGY
Share Price as of 7/29/2022	$24.13
Common Shares Outstanding (1)	219 million
Market Capitalization	$5.3 billion
Long-term Debt – Principal	$400 million
Cash as of 6/30/2022	$502 million
Total Enterprise Value	$5.2 billion

Operating Statistics	Karnes	Giddings	Total
Net Acreage	23,767	447,924	471,691
2Q22 Net Production (Mboe/d) (2)	30.1	44.1	74.2

~472,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Bell
Madison
Walker
Bastrop
Austin
Harris
Real
Bandera
Kendall
Comal
Caldwell
Guadalupe
Gonzales
Bexar
Uvalde
Medina
Wilson
Atascosa
Karnes
Victoria
Matagorda
Calhoun
WILSON
DE WITT
KARNES
GOLIAD
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (< 94)
Legacy
0 5 10 20 30 40 50 60
Miles

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings includes other production not located in the Giddings Field.

12

Free Cash Flow Reconciliations 13 (1) Free cash flow is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measures.” (in thousands) Free Cash Flow Reconciliations For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Net cash provided by operating activities $379,135 $187,879 Add back: Net change in operating assets and liabilities (16,690) (13,263) Cash flows from operations before net change in operating assets and liabilities $362,445 $174,616 Additions to oil and natural gas properties (123,231) (54,190) Changes in working capital associated with additions to oil & gas properties 11,548 13,558 Free cash flow(1) $250,762 $133,984

Adjusted EBITDAX Reconciliation 14 (1) EBITDAX and Adjusted EBITDAX are non-GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non-GAAP Financial Measures.” (2) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within “General and administrative expenses” on the Company's consolidated statements of operations. (in thousands) Adjusted EBITDAX reconciliation to net income: For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Net income $299,905 $116,172 Exploration expenses 3,408 62 Asset retirement obligations accretion 802 1,405 Depreciation, depletion and amortization 57,254 43,332 Amortization of intangible assets - 7,233 Interest expense, net 7,017 8,752 Income tax expense 27,875 2,398 EBITDAX (1) $396,261 $179,354 Service Agreement transition costs(2) - 10,345 Other income changes (6,333) - Non-cash stock based compensation expense 3,517 3,528 Unrealized loss on derivatives, net - 1,838 Adjusted EBITDAX (1) $393,445 $195,065

Adjusted Net Income Reconciliation 15 (1) Costs incurred during the transition period related to the termination of the Services Agreement with EnerVest Operating L.L.C. included within “General and administrative expenses” on the Company's consolidated statements of operations. (2) Adjusted Net Income is a non-GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non-GAAP Financial Measure.” (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti-dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) Adjusted Net Income For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Net income $299,905 $116,172 Adjustments: Service agreement transition costs (1) - 10,345 Other income adjustment (6,333) - Accelerated amortization of intangible - 5,877 Unrealized loss on derivatives, net - 1,838 Interest expense costs related to debt modification 1,147 Change in estimated income tax - (357) Adjusted Net Income (2) $293,572 $135,022 (in thousands) Total Share Count For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Diluted weighted average of Class A Common Stock outstanding during the period 188,589 176,129 Weighted average shares of Class B Common Stock outstanding during the period (3) 33,779 66,088 Total weighted average shares of Class A and B Common Stock, including dilutive impact of other securities (3) 222,368 242,217

Magnolia Oil & Gas – Operating Highlights 16 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Production: Oil (MBbls) 3,019 2,903 Natural gas (MMcf) 12,464 9,947 Natural gas liquids (MBbls) 1,656 1,349 Total (Mboe) 6,752 5,910 Average daily production: Oil (Bbls/d) 33,178 31,897 Natural gas (Mcf/d) 136,966 109,313 Natural gas liquids (Bbls/d) 18,194 14,830 Total (Mboe) 74,200 64,946 Revenues (in thousands): Oil revenues $332,791 $188,701 Natural gas revenues 85,345 33,314 Natural gas liquids revenues 66,513 30,035 Total Revenues $484,649 $252,050 Average Sales Price: Oil (per Bbl) $110.22 $65.01 Natural gas (per Mcf) 6.85 3.35 Natural gas liquids (per Bbl) 40.17 22.26 Total (per Boe) $71.78 $42.64 NYMEX WTI (per Bbl) $108.42 $66.06 NYMEX Henry Hub (per Mcf) $7.17 $2.83 Realization to benchmark: (1) Oil (% of WTI) 102% 98% Natural gas (% of Henry Hub) 96% 118%

Magnolia Oil & Gas – Production Results 17 Combined Karnes Giddings & Other Combined Karnes Giddings & Other For the Quarter Ended June 30, 2022 For the Quarter Ended June 30, 2021 Production: Oil (MBbls) 3,019 1,656 1,363 2,903 1,755 1,148 Natural gas (MMcf) 12,464 3,390 9,074 9,947 2,752 7,195 Natural gas liquids (MBbls) 1,656 519 1,137 1,349 404 945 Total (Mboe) 6,752 2,740 4,012 5,910 2,618 3,292 Average Daily Production Volume: Oil (MBbls/d) 33.2 18.2 15.0 31.9 19.3 12.6 Natural gas (MMcf/d) 137.0 37.3 99.7 109.3 30.2 79.1 Natural gas liquids (MBbls/d) 18.2 5.7 12.5 14.8 4.4 10.4 Total (MBoe/d) 74.2 30.1 44.1 64.9 28.7 36.2